Joby Acquires Xwing Autonomy Division, Looks Ahead to Autonomous Flight

•Xwing is an industry leader in the development of autonomous technology for aviation
•Acquisition supports Joby’s long-term vision of making aerial mobility as accessible as possible through the adoption of autonomous technologies
•Expected to accelerate existing and potential future contracts with the U.S. Department of Defense
•Underscores Joby’s leadership position as a next generation aviation company

Joby announced the acquisition of the autonomy division of Xwing, Inc., an industry leader in the development of autonomous technology for aviation. Joby Aviation Image
Santa Cruz, CA, June 04, 2024 — Joby Aviation, Inc. (NYSE:JOBY), a company developing electric air taxis for commercial passenger service, today announced the acquisition of the autonomy division of Xwing Inc., an industry leader in the development of autonomous technology for aviation.
Founded in 2016, Xwing has been flying autonomous aircraft since 2020, using the Superpilot software it has developed in-house. Superpilot enables safe, uncrewed operations, supervised from the ground, and is the world’s first fully autonomous gate-to-gate flight technology. With 250 fully autonomous flights and more than 500 auto-landings completed to date, Xwing became the first company to receive an official project designation for the certification of a large unmanned aerial system (UAS) from the Federal Aviation Administration (FAA) in April 2023 and the first to receive an Air Force Military Flight Release in 2024.
The acquisition brings Joby to the forefront of aviation autonomy and complements the Company’s 2021 acquisition of Inras GmbH, a company developing lightweight, high-

performance radar sensor technology. Xwing’s comprehensive approach, and expertise in perception technology, system integration and certification, is expected to benefit both near-term piloted operations for Joby as well as fully autonomous operations in the future. The Company also expects the technology to play an important role in accelerating the execution of existing contract deliverables with the U.S. Department of Defense and expanding the potential for future contracts.
JoeBen Bevirt, Founder and CEO, said: “The aircraft we are certifying will have a fully-qualified pilot on board, but we recognize that a future generation of autonomous aircraft will play an important part in unlocking our vision of making clean and affordable aerial mobility as accessible as possible.
“The exceptionally talented Xwing team has not only made unparalleled progress on the development and certification of vision systems, sensor fusion and decision-making autonomous technologies, but they’ve also successfully demonstrated the real-life application of their technology, flying hundreds of fully autonomous flights in the national airspace. We’re honored to bring them onboard at Joby as we continue on our mission of building a next generation aviation company.”
A diverse set of engineers, researchers and technologists from Xwing will now be integrated into Joby where they will focus on the increased automation and autonomy roadmap for the Joby aircraft as well as expanding opportunities to partner with the Department of Defense on technology development.
Maxime Gariel, co-founder, President and Chief Technical Officer, Xwing, added: “Xwing’s goal of connecting communities with clean and affordable autonomous flight aligns closely with Joby’s long-term vision. I am incredibly proud of each member of the Xwing team and everything this talented group has achieved to date. For the past 7 years, our team has broken barriers to advance aviation autonomy. Now, as we join forces with the leading electric air-taxi developer, I can’t imagine a better home for the Xwing team to realize our shared vision.”
Xwing’s autonomous flights were completed using a Cessna 208B Grand Caravan aircraft, allowing the team to focus on areas such as vision system processing, detect and avoid algorithms, mission management including trajectory planning and real-time updates, decision making, ground control stations, remote operations and the integration of AI and machine learning algorithms.
In early 2024, the aircraft participated in the Air Force’s Agile Flag 24-1 Joint Force exercise, during which it completed daily flights, covering around 2,800 miles and landing at eight public and military airports, demonstrating the ability to integrate autonomous aircraft into the national airspace system.
"Autonomous systems are increasingly prolific in the private sector, and bring potentially game changing advantages to the Air Force as well," said Col. Elliott Leigh, AFWERX director and chief commercialization officer for the Department of the Air Force. "We created Autonomy Prime to keep up with this shift, and to stay engaged as a partner while this technology evolves, so that we can adapt and evolve along with the private sector, maintaining our competitive advantage."
The acquisition covers all of Xwing’s existing automation and autonomy technology activities and was paid for with Joby shares. Terms of the deal were not disclosed.
About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi which it intends to operate as part of a fast, quiet, and convenient service in cities around the world. To learn more, visit www.jobyaviation.com.
About AFWERX
As the innovation arm of the DAF and a directorate within the Air Force Research Laboratory, AFWERX brings cutting-edge American ingenuity from small businesses and start-ups to address the most pressing challenges of the DAF. AFWERX employs approximately 370 military, civilian and contractor personnel at five hubs and sites executing an annual $1.4 billion budget. Since 2019, AFWERX has executed over 6,100 new contracts worth more than $4 billion to strengthen the U.S. defense industrial base and drive faster technology transition to operational capability. For more information, visit: www.afwerx.com.
Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, our regulatory outlook, progress and timing; our business plan, objectives, goals and market opportunity, including potential benefits of autonomous technology on the development of our aircraft, our current and future contracts with the U.S. Department of Defense and our business; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our aerial ridesharing service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project, and our ability to launch our service; the competitive environment in which we operate; our future capital needs; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our ability to integrate the Xwing team into our operations; uncertainty around the requirements for, and timing of, certification of autonomous aircraft operations; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange

Commission (the “SEC”) on February 27, 2024, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
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